UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

______________________________

KBR, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas  77002
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (713) 753-3011

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of security holders during the Company's Annual Meeting of Stockholders held on May 17, 2017, are as follows:

Proposal	For	Withheld	Abstentions	Broker non-votes
1. Election of Directors:
Mark E. Baldwin	124,369,715	2,387,338	55,538	8,759,667
James R. Blackwell	104,345,518	22,394,500	72,573	8,759,667
Stuart J. B. Bradie	124,355,294	2,398,861	58,436	8,759,667
Loren K. Carroll	124,220,046	2,534,969	57,576	8,759,667
Jeffrey E. Curtiss	121,100,843	5,637,122	74,626	8,759,667
Umberto della Sala	119,595,040	7,145,570	71,981	8,759,667
Lester L. Lyles	124,351,943	2,404,913	55,735	8,759,667
Jack B. Moore	119,511,783	7,225,383	75,425	8,759,667
Ann D. Pickard	124,362,717	2,391,861	58,013	8,759,667

Under the Company's Bylaws, each of the directors was elected, having received a majority of the shares of common stock cast in person or represented by proxy at the Annual Meeting of Stockholders.

Proposal	For	Against	Abstentions	Broker non-votes
2. Ratification of KPMG LLP as independent registered public accounting firm for the Company for the year ending December 31, 2017.	130,560,012	4,937,811	74,435	N/A

Under the Company's Bylaws, the selection of KPMG LLP was ratified, having been approved by the vote of holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting of Stockholders.

Proposal	For	Against	Abstentions	Broker non-votes
3. Advisory vote to approve the compensation of our Named Executive Officers as disclosed in the proxy statement.	115,185,868	11,569,805	56,918	8,759,667

Under the Company's Bylaws, the advisory vote was in favor of approval of our executive compensation, having been approved by the vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting of Stockholders.

Proposal	1 Year	2 Years	3 Years	Abstain
4. Advisory vote to approve the frequency of advisory votes on our Named Executive Officers' compensation as disclosed in the proxy statement.	109,768,645	52,483	16,941,826	49,637

Under the Company's Bylaws, the advisory vote was in favor of the one-year frequency of the advisory vote to approve our executive compensation, having been approved by the vote of holders of a majority of the shares of common stock cast in person or by proxy at the Annual Meeting of Stockholders.  In light of these results, our Company determined that an advisory vote on our executive compensation will be held annually until the next vote on the frequency of such votes.  A stockholder vote on the frequency of stockholders votes on executive compensation is required to be held at least once every six years.

As of the record date, March 22, 2017, there were 143,140,791 shares of common stock outstanding and entitled to vote at the Annual Meeting of Stockholders.  On the meeting date, holders of 135,572,258 shares were present in person or by proxy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: May 23, 2017	By:	/s/ Adam M. Kramer
	Name: Title:	Adam M. Kramer Assistant Corporate Secretary